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                       SECURITIES AND EXCHANGE COMMISSION

================================================================================
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                 October 2, 2001


                             NORTEL NETWORKS LIMITED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          CANADA                       000-30758               62-12-62580
----------------------------        --------------          -------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)







8200 Dixie Road, Suite 100, Brampton, Ontario, Canada                 L6T 5P6
-----------------------------------------------------                -----------
    (address of principal executive offices)                         (Zip code)





Registrant's telephone number, including area code (905) 863-0000.


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ITEM 5. OTHER EVENTS

On October 2, 2001, Nortel Networks Corporation issued three press releases. Nortel Networks Corporation owns all of the Registrant's common shares and the Registrant is Nortel Networks Corporation's principal direct operating subsidiary. The first release announced: Nortel Networks Corporation's expected business performance for the third quarter of 2001 including an expected restructuring charge related to the completion of workforce reductions announced in June 2001 and the closure of certain facilities related to the workforce reduction and business streamlining activities; and an update to its work plan including expected additional workforce reductions and business streamlining activities and the expected impact of the divestiture of non-core businesses. The impact of certain of the above matters on the Registrant was also described in the press release.

The two other press releases issued by Nortel Networks Corporation announced, effective November 1, 2001, Nortel Networks Corporation's new senior management team, including Frank A. Dunn as its new President and Chief Executive Officer. As the Registrant and Nortel Networks Corporation share the same management team, the management changes outlined in the press releases will also be effective for the Registrant as of November 1, 2001.

Copies of the press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3 and such press releases are hereby incorporated in their entirety by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)  Exhibits.


     99.1  Press Release dated October 2, 2001.
     99.2  Press Release dated October 2, 2001.
     99.3  Press Release dated October 2, 2001.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NORTEL NETWORKS LIMITED



                                      By:           /s/DEBORAH J. NOBLE
                                            -----------------------------------
                                            Deborah J. Noble
                                            Corporate Secretary



                                      By:          /s/BLAIR F. MORRISON
                                            -----------------------------------
                                            Blair F. Morrison
                                            Assistant Secretary


Dated: October 4, 2001


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                                  EXHIBIT INDEX



99.1          Press Release dated October 2, 2001
99.2          Press Release dated October 2, 2001
99.3          Press Release dated October 2, 2001